                                                                  EXHIBIT 10.19


                            THE COUNSELL GROUP, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         1. GRANT UNDER 1998 STOCK PLAN. This option is granted pursuant to and is governed by the Company's 1998 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.

         2. GRANT AS NON-QUALIFIED OPTION; OTHER OPTIONS. This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

         3. VESTING OF OPTION IF BUSINESS RELATIONSHIP CONTINUES UNMODIFIED. If the Optionee has continued to serve the Company or any Related Corporation in the capacity as set forth in the terms on the term attached hereto as SCHEDULE B (such service is defined herein as maintaining the "Business Relationship" with the Company), on the following dates, the Optionee may exercise this option for the number of shares of Common Stock set opposite the applicable date: (attached as Schedule A)

         Notwithstanding the foregoing, in accordance with and subject to the provisions of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable.

         The foregoing rights are cumulative and, during the term of the Business Relationship, may be exercised on or before the date which is ten (10) years from the date this option is granted. All of the foregoing rights are subject to Sections 4 and 5, as appropriate, if the Business Relationship is terminated.

         4.       TERMINATION OF BUSINESS RELATIONSHIP.

                  (a) TERMINATION OTHER THAN FOR CAUSE. If the Optionee's Business Relationship terminates or the terms of the Consulting arrangement set forth on Exhibit B are otherwise modified, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in
Section 4(c), no further installments of this option shall become exercisable, and this option shall terminate on the earlier of (i) thirty (30) days after the date of termination of the Business Relationship, or (ii) the scheduled expiration date of this option. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this option.

                  (b) TERMINATION FOR CAUSE. If the Business Relationship is terminated for Cause (as defined in Section 4(c)), this option shall terminate upon the Optionee's receipt of written notice of such termination and shall thereafter not be exercisable to any extent whatsoever.

                  (c) DEFINITION OF CAUSE. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company or Related Corporation in accordance with the terms or requirements of his or her Business Relationship; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or Related Corporation; (iii) the commission of an act of embezzlement or fraud; (iv) deliberate disregard of the rules or policies of the Company or Related Corporation which results in direct or indirect loss, damage or injury to the Company or Related Corporation; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or Related Corporation; or (vi) the commission of an act which constitutes unfair competition with the Company or Related Corporation or which induces any customer or supplier to breach a contract with the Company or Related Corporation.

         5.       DEATH; DISABILITY; DISSOLUTION.

                  (a) DEATH. If the Optionee is a natural person who dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired this option by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of this option or (ii) thirty (30) days from the date of the Optionee's death.

                  (b) DISABILITY. If the Optionee is a natural person whose Business Relationship with the Company is terminated by reason of his or her disability (as defined in Paragraph 10(B) of the Plan), the Optionee shall have the right to exercise this option on the date of termination of the Business Relationship, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of this option or (ii) thirty (30) days from the date of the termination of the Optionee's Business Relationship.

                  (c) EFFECT OF TERMINATION. At the expiration of the thirty
(30) day period provided in paragraph (a) or (b) of this Section 5 or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

                  (d) DISSOLUTION. If the Optionee is a corporation, partnership, trust or other entity that is dissolved, is liquidated, becomes insolvent or enters into a merger or acquisition with respect to which the Optionee is not the surviving entity, at a time when the Optionee is involved in a Business Relationship with the Company, this option shall immediately terminate as of the date of such event (and shall thereafter not be exercisable to any extent whatsoever), and the only rights hereunder shall be those as to which this option was properly exercised before such dissolution or other event.

         6. PARTIAL EXERCISE. The Optionee may exercise this option in part at any time and from time to time within the above limits, except that the Optionee may not exercise this option for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 13(G) of the Plan, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

         7. PAYMENT OF PRICE. The option price shall be paid in United States dollars in cash or by check.

         8. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option is exercised by the Optionee and if the Optionee requests in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option is exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

         9. OPTION NOT TRANSFERABLE. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee can exercise this option.

         10. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

         11. NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company or any Related Corporation to continue the Business Relationship with the Optionee.

         12. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Optionee shall have no rights as a stockholder with respect to the Option Shares until the date of issuance of a stock certificate to the Optionee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization and stock dividends of the Company, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         13. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         14 LEGENDS. The Company may place a legend or legends on any stock certificate delivered to any holder of Option Shares reflecting the restrictions on transfer provided in this Agreement.

         15. WITHHOLDING TAXES. If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, the vesting or transfer of Option Shares acquired on the exercise of this option, or the making of a distribution or other payment with respect to the Option Shares, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or any Related Corporation does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

         16.      COMPANY'S RIGHT OF FIRST REFUSAL.

                  (a) EXERCISE OF RIGHT. If the Optionee (or successor and assigns) or his or her legal representative (the "Transferor") desires to transfer all or any part of the Option Shares to any person other than the Company (an "Offeror"), the Transferor shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Transferor's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the bona fide offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 90 days after receipt of the Option Notice, a written counter-notice to the Transferor (the "Counter-Notice"). If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Transferor shall be obligated to sell to the Company, such Company Option Shares that the Company elects to purchase as set forth in the Counter-Notice at a per share price equal to the lesser of (i) the per share price (and on the same terms) indicated in the Offer; or (ii) the Fair Market value (as defined in Section 17(b) and using the date of the Option Notice as the date of determination of Fair Market Value) of such shares as determined under Section 17(b), in any case within 30 days of the date of delivery by the Company of the Counter-Notice. If the Company elects to purchase any or all of such Company Option Shares, it may, in its sole discretion, pay the purchase price for such Company option shares in accordance with the terms of a promissory note, such terms to be determined solely by the Company; provided, however, that the payment term of such promissory note shall not exceed ten (10) years.

                  (b) SALE OF OPTION SHARES TO OFFEROR. The Transferor may, for 60 days after the expiration of the 90-day period during which the Company may give the Counter-Notice, sell, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; PROVIDED, HOWEVER, that the Transferor shall not sell such Company Option Shares to the Offeror if the Offeror is a competitor of the Company and the Company gives a written notice to the Transferor, within 90 days of its receipt of the Option Notice, stating that the Transferor shall not sell such Company Option Shares to such Offeror; and PROVIDED, FURTHER, that prior to the sale of such Company Option Shares to the Offeror, the Offeror shall execute an agreement with the Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in Sections 16, 17 and 18 hereof. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 16 and any future proposed transfer must again comply with the provisions set forth herein.

                  (c) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 16 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.

                  (d) FAILURE TO DELIVER COMPANY OPTION SHARES. If the Transferor fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 16, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Transferor, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such moneys shall be held by the bank or trust company for the benefit of the Transferor. All moneys deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Transferor shall thereafter look only to the Company for payment.

                  (e) EXPIRATION OF COMPANY'S RIGHT OF FIRST REFUSAL. The first refusal rights of the Company set forth in this Section 16 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933 or a successor statute, at which time this
Section 16 and the right of first refusal set forth herein will automatically expire.

         17.      COMPANY'S RIGHT OF REPURCHASE.

                  (a) RIGHT OF REPURCHASE. The Company shall have the right (the "Repurchase Right") to repurchase from the holder of any Option Shares (each a "Holder") any or all of the Option Shares then owned by such Holder at any time by giving such Holder a written notice (the "Repurchase Notice") at least 30 days prior to the date of repurchase. The Repurchase Notice shall set forth the number of Option Shares to be repurchased (the "Repurchase Shares"), the Fair Market Value per share (determined in accordance with Section 17(b) below as of the date of the Repurchase Notice) of the Repurchase Shares and the date (the "Repurchase Date") on which such Repurchase Shares are to be repurchased by the Company (such date not to be more than 120 nor less than 30 days after the date of the Repurchase Notice). On the Repurchase Date, the Company shall tender to the Holder an amount equal to the number of Repurchase Shares multiplied by the Fair Market Value per share; provided, however, that the Company may pay the repurchase amount, in its sole discretion, in accordance with the terms of a promissory note, such terms to be determined solely by the Company (provided further that the payment term of such promissory note shall not exceed ten (10) years). The Company may assign the Repurchase Right to one or more persons and may utilize a promissory note to effect its Repurchase right. Upon timely exercise of the Repurchase Right in the manner provided in this Section 17(a), the Holder shall deliver to the Company the stock certificate or certificates representing the Repurchase Shares, duly endorsed and free and clear of any and all liens, charges and encumbrances.

                  (b) FAIR MARKET VALUE. For purposes of this Agreement, the Fair Market Value of an Option Share shall be determined in good faith by the Board of Directors of the Company after taking into account all relevant factors including, without limitation, the absence of an active trading market for the shares of Common Stock, the restrictions on transfer of Option Shares set forth herein and the valuation attached to other recent issuances of securities by the Company. The determination by the Board of Directors of Fair Market value shall be conclusive and binding.

                  (c) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 17 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Option Shares.

                  (d) FAILURE TO DELIVER REPURCHASE SHARES. If the Holder fails or refuses to deliver on a timely basis duly endorsed certificates representing the Repurchase Shares to be repurchased by the Company or its assignee pursuant to this Section 17, the Company shall have the right to deposit the repurchase price for such Repurchase Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Holder, whereupon such Repurchase Shares shall be deemed to have been purchased by the Company. All such moneys shall be held by the bank or trust company for the benefit of the

Holder. All moneys deposited with the bank or trust company remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Holder shall thereafter look only to the Company for payment.

                  (e) EXPIRATION OF COMPANY'S REPURCHASE RIGHT. The Repurchase Right of the Company set forth in this Section 17 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act or any successor statute, at which time this Section 17 and the Repurchase Right set forth herein will automatically terminate.

         18. LOCK-UP AGREEMENT. The Optionee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the managing or lead underwriter for such public offering, this option and the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. The lock-up agreement established pursuant to this
Section 18 shall have perpetual duration.

         19. PROVISION OF DOCUMENTATION TO OPTIONEE. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

         20. SUBCHAPTER S RESTRICTIONS. Anything in this Agreement to the contrary notwithstanding, including, without limitation, Sections 9, 16 and 17 hereof, the Optionee shall not exercise this option or sell, assign, transfer or convey or otherwise dispose of any Option Shares, whether by will, by the laws of descent and distribution, by operation of law or otherwise, including, without limitation, under Sections 16 or 17 hereof, to any person or entity, if such exercise or transfer will or may reasonably be expected to result in a termination of the Company's subchapter S election under Section 1362 of the Code (pursuant to Sections 1361 and 1362 of the Code or any successor provision thereto). Any exercise of this option or transfer of Option Shares in violation of the restrictions on exercise and transfer contained herein or resulting in termination of the Company's subchapter S election in violation of the terms of this Agreement shall be null and void and of no effect whatsoever and shall not entitle the Optionee or any proposed transferee, assignee or other person to have any Option Shares issued to them or transferred upon the books of the Company. Furthermore, the Optionee will not take any other action which would result in the termination of the Company's subchapter S election. For purposes of this section 20, the term Optionee includes any successor transferee of the Option Shares. The provisions of this Section 20 shall remain in effect until such time, if ever, as an underwritten public offering is made of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act or any successor statute, at which time this Section 20 and the restrictions set forth herein will automatically terminate.

         21.      MISCELLANEOUS.

                  (a) NOTICES. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

                  (b) ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                  (c) SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Sections 9, 16, 17 and 20 hereof.

                  (e) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.

         IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.


                                                The Counsell Group, Inc.
                                                Exchange Place
                                                53 State Street
                                                Boston, MA 02109


/s/ Janie Tremlett
-----------------------------------
Optionee

Janie Tremlett                            By: /s/ Sam Spector
-----------------------------------           ----------------------------------
Print Name of Optionee                        Name: Sam Spector
                                              Title: Director of Human Resources

-----------------------------------
Street Address


-----------------------------------
City              State    Zip Code

                                   SCHEDULE A


         The Counsell Group, Inc., a Delaware corporation (the "Company"), hereby grants as of July 1, 1998 (the "Grant Date") to Janie Tremlett (the "Optionee"), an option to purchase a maximum of 15,000 shares (the "Option Shares") of its Common Stock, par value $.0001 per share ("Common Stock"), at the price of $1.63 per share, on the following terms and conditions:


        July 1, 1999                             3,750
        July 1, 2000                             3,750
        July 1, 2001                             3,750
        July 1, 2002                             3,750

                                   SCHEDULE B

Terms of the consulting arrangement between The Counsell Group and Janie
Tremlett:

- That Janie Tremlett will provide 20 hours of professional services per week of which one full day will be spent on location.
- The Counsell Group will pay Ms. Tremlett for these services at the rate of $2,000 per week.